SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2001 (March 29, 2001)
                                                 ------------------------------



                                 FUTUREONE, INC.
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             (Exact name of registrant as specified in its charter)

         Nevada                  000-30336            84-1383677
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(State or other jurisdiction    (Commission           (IRS Employer
of incorporation)              File Number)          Identification No.)



1880 Office Club Point, Suite 2000
         Colorado Springs                            80920-5002
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code   (719) 272-8222
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                                 Not applicable.
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              (Former name or former address, if changed since last
                                    report.)


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Item 5.        Other Events.
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         On March 29, 2001  FutureOne,  Inc.  filed a voluntary  petition  under
Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in the District of Colorado. OPEC CORP. its wholly owned subsidiary, is not seeking protection from creditors under Chapter 11 and will continue to operate unaffected by the bankruptcy filing.

         A copy of the April 6, 2001 Press Release describing such Chapter 11 filings is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.
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        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:
                 ------------
                 Exhibit No.                        Description
                 --------------                   --------------
                 99                        Press Release issued April 6, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FUTUREONE, INC.


Date:  April 6, 2001                          By:      --------------------
                                                       Donald D. Cannella
                                                       Chief Executive Officer

                                 FUTUREONE, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

         Exhibit No.                          Exhibit
         ---------                            -------
             99                Press Release issued April 6, 2001